Cash and cash equivalents	12 Months Ended
Dec. 31, 2011
Cash and cash equivalents
3.	Cash and cash equivalents

Cash and cash equivalents are as follows:

	December 31,
(In thousands of US$)	2011	2010

Cash and due from banks	12,814	5,570
Interest-bearing deposits in banks	830,670	431,144
Total	843,484	436,714
Less:
Interest-bearing deposits with original maturities of more than three months	30,000	-
Pledged deposits	23,994	16,075
	789,490	420,639

On December 31, 2011 and 2010, the New York Agency had a pledged deposit with a carrying value of $3.0 million with the New York State Banking Department, as required by law since March 1994. As of December 31, 2011 and 2010, the Bank had pledged deposits of $21.0 million and $13.1 million, respectively, to secure derivative financial instruments transactions and repurchase agreements.